Exhibit 99.1
VINEYARD NATIONAL BANCORP and VINEYARD BANK INVESTOR PRESENTATION January 21, 2003
CREATIVITY. INGENUITY. FLEXIBILITY. Vineyard National Bancorp

Disclosure When used in this press release or in future press releases, filings by Vineyard National Bancorp ("Company") with the Securities and Exchange Commission ("SEC"), or other public or stockholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "believe" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company wishes to caution readers that all forward-looking statements are necessarily speculative and not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Also, the Company wishes to advise readers that various risks and uncertainties could affect the Company's financial performance and cause actual results for future periods to differ materially from those anticipated or projected. Specifically, the Company cautions readers that important factors could affect the Company's business and cause actual results to differ materially from those expressed in any forward-looking statement made by, or on behalf of, the Company, including: general economic conditions in its market area, particularly changes in economic conditions in the real estate industry or real estate values in our market, changes in market interest rates, increased loan prepayments, risk associated with credit quality, and other risks with respect to its business and/or financial results detailed in the Company's press releases and filings with the SEC. Stockholders are urged to review the risks described in such releases and filings. The risks highlighted herein should not be assumed to be the only factors that could affect future performance of the Company. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward- looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Vineyard National Bancorp
Company Overview Vineyard National Bancorp NASDAQ National Market System Ticker "VNBC" Last Trade $16.90 as of 01/15/03 Earnings/Share (TTM) - $1.12; P/E - 15x Earnings/Share - 4th Q 2002 - $0.36 Shares Outstanding - 2,850,000 Market Capitalization - $48 million Insider Ownership - 15%

Company Overview Throughout this presentation references are made regarding "Bank" operations and "Company" operations: "Company" refers to Vineyard National Bancorp consolidated operating results which includes its operating subsidiary, Vineyard Bank. "Bank" refers to the operating results of Vineyard Bank.
The Company and the Bank Vineyard National Bancorp Incorporated under the laws of the State of California in May 1988. Commenced business in December 1988. The Bancorp is registered under and subject to the Bank Holding Company Act of 1956. The Bank Organized as a national banking association under federal law. Commenced operations under the name Vineyard National Bank in September 1981.

Vineyard National Bancorp Summary Results 2000-2002 Bancorp Net Earnings Dollars shown in all tables are in thousands Year-ended Dec. 31, Net Earnings Diluted Earnings Per Share Return On Ave. Equity 2002 $ 3,000 $1.12 22% 2001 (1) $ 1,200 $0.52 12% 2000 $ 600 $0.32 7% (1) 2001 operations benefited from no income tax liability
Vineyard Bank Summary Results 2000-2002 Bank Net Earnings Dollars shown in all tables are in thousands Year-ended Dec. 31, Net Earnings Return On Ave. Equity Return On Ave. Assets 2002 $ 4,000 16% 1.50% 2001 $ 1,400 12% 0.80% 2000 $ 600 7% 0.55%

Vineyard Bank Summary Results 2000-2002 Year-ended Dec. 31, Interest Margin Loan Loss Provision Non-Int. Revenues Operating Costs 2002 $14,400 $1,400 $3,900 $10,000 2001 $ 7,700 $ 800 $2,200 $ 8,300 2000 $ 6,900 $ 300 $1,600 $ 7,200 The table below sets forth the key components of the Bank's net earnings Dollars shown in all tables are in thousands
Management Team In October 2000, the Board of Directors hired Norman Morales as President and Chief Executive Officer. Over the past two years, the Company's management team has been completely reformulated. The Company's new strategic plan, designed in late 2000, has the sponsorship of the Board of Directors and management. Going forward this is our focus.

Vineyard Bank - Our Vision We are a community bank, dedicated to relationship banking and the success of our customers.
The Company and the Bank Operating Strategy Vineyard Bank operates six full-service offices: Rancho Cucamonga Diamond Bar Chino La Verne Crestline Blue Jay A seventh full-service office is planned for Corona, scheduled to open the first quarter of 2003. The Bank also operates: A Loan Production Office in the city of Manhattan Beach, principally for the marketing and origination of coastal single-family construction lending. LPO's in San Diego and Beverly Hills principally for the origination of Small Business Administration ("SBA") Lending activities.

The Company and the Bank Operating Strategy Experienced banking personnel: Increases the likelihood of success. Provides significant contributions to the Bank's operations. In late 2002, the Bank added SFR Tract Construction Lending, SBA Lending and Religious Financial Services to its existing specialty group, SFR Coastal Construction Lending. The Company's goal is for balanced lending activities Targeting each specialty group to not contribute more than 25% of the Bank's operating revenues. Additional specialty groups desired for private banking, cash management and asset-based lending.
The Company and the Bank Operating Strategy Continue and expand marketing efforts targeted in seven primary areas: community-based core deposit growth small business and commercial lending single-family coastal construction lending single-family tract (entry level) construction lending SBA lending religious financial services (lending and depository) and specialized depository and cash management services for commercial businesses

The Company and the Bank Operating Strategy Relationship management is best delivered in contemporary, well appointed and efficient banking centers. Beginning in mid-2003, existing banking center offices will be redesigned to afford our clients and employees with the appropriate environment. ATM system will be replaced with current technology that supports the branch redesigns. Additionally, alternative delivery locations will augment this branching network beginning in late 2004.
The Company and the Bank Operating Strategy Rancho Cucamonga and Chino offer the most balanced opportunities for growth. Corona launching point for servicing the south western region of the Inland Empire. provides an avenue for penetration into the Anaheim- Northern Orange County marketplace. The communities of La Verne and Diamond Bar offer substantial growth in the consumer depository markets. The two offices within the mountain communities focus on capturing a larger market share of their community deposits.

The Company and the Bank Operating Strategy Resources will be continually reviewed for the optimum allocation between new business generation, support and controls, and infrastructure. Our operating focus will be positioned with a continued investment in people and services - both lending and depository. Our desired operating efficiency ratio will be in the mid-50% range.
The Company and the Bank Operating Strategy New Business Generation - Lending New loan commitment volumes are targeted to produce net growth in loans outstanding of 50-75% in 2003 and 25-30% each year thereafter. This new loan production is targeted in the following categories for 2003: 25% in commercial/business 25% in commercial term real estate 10% in single-family coastal real estate construction 30% in single-family tract real estate construction, and 10% in community lending

The Company and the Bank Operating Strategy New Business Generation - Lending Net increases in the loan portfolio should produce a mix with the intended distribution in the following categories: 15% in commercial/business 30% in commercial term real estate 25% in single-family coastal real estate construction 15% in short-term single-family tract real estate construction 15% in community lending
Late 2002, Single Family Tract Real Estate Construction introduced. Annual production should generate commitments in excess of $250 million. The plan assumes 25% to be in the initial phase, or 12 months in duration. The remaining 75% normally require periods of four to six months to build and sell. The Company and the Bank Operating Strategy New Business Generation - Lending

SFR Tract "Equilibrium level" is approximately $75 million in net loan disbursements. Targeted credit requests will be between $3.0 million and $7.5 million. Finished production units are sold in the $200,000 to $300,000 dollar range. The Company and the Bank Operating Strategy New Business Generation - Lending
Single Family Coastal Real Estate Construction 2002 gross commitments generated in excess of $180 million, with loan fees in excess of $2.5 million. Annual production targeted at similar levels. Targeted credit requests will continue to be between $750,000 and $2.0 million. "Equilibrium level" is approximately $100 million in funded loan balances. The Company and the Bank Operating Strategy New Business Generation - Lending

Commercial / Business and Community Lending - traditional small business and consumer products. Small business merchants loans in amounts typically less than $500,000 will be offered under a streamlined process. Working lines, equipment and asset-based products. Home improvement equity lines and loans. Consumer credit for autos and recreational vehicles. The Company and the Bank Operating Strategy New Business Generation - Lending
Late 2002, SBA lending introduced. Intended expansion of the commercial and business banking product lines. Origination of approximately $30 - $50 million of this product per year. Sale of approximately 75% of this total, at premium pricing in the 105% to 110% range. The Company and the Bank Operating Strategy New Business Generation - Lending

Late 2002 Religious Financial Services introduced. Providing church and private school financing as well as establishing new depository relationships. Anticipated production is estimated at $10 - $20 million annually. The Company and the Bank Operating Strategy New Business Generation - Lending
The Company and the Bank Operating Strategy - Summary Results New Business Generation - Lending Loan composition at each period end, in thousands. December 31, Term Real Estate Commercial/ Business Consumer/ Installment Real Estate Construction 2002 $114,600 $ 23,500 $5,700 $110,200 2001 $ 71,500 $ 20,200 $8,300 $ 33,200 2000 $ 51,400 $ 10,700 $12,000 $ 5,600

The Company and the Bank Operating Strategy New Business Generation - Lending Target Loan Portfolio Composition December 31, Term Real Estate Commercial/ Business Consumer Installment Real Estate Construction CA Peer 45% 20% 20% 15% Bank Limits 50% 20% 10% 40% 2002 45% 10% 5% 40% 2001 55% 15% 5% 25% 2000 65% 15% 15% 5%
Classified as satisfactory and credit risk as moderate. Regulatory exam - November 2002: 30% of the gross loans outstanding reviewed 30% of the SFR coastal construction loans Functional internal asset review systems in place Target levels for classified assets as a percentage of capital and loan loss reserves of below 25%; ending December 2002 at 8%. The Company and the Bank Asset Quality

The Company and the Bank Asset Quality Allowance for Possible Loan Losses: Year end 2000, the Bank's ALLL was approximately $750,000, or 0.9% of gross loans outstanding. Year ended 2002, ALLL was $3.0 million, or 1.2% of gross loans outstanding. Over the course of the past three years, the Bank's net charge-off levels have been nominal. The Bank intends to increase the ALLL to: Meet seasoning requirements Product distribution Market and economic risks
The Company and the Bank Funding Strategy Annual net growth in core deposits ranging from 40-60% per annum. The core deposit franchise has been built around the community banking system, with deposit growth in 2002 at 85%, 2001 at 65% and no growth reported for 2000.

The Company and the Bank 2000-2002 Funding Strategy Summary Results Dollars shown in all tables are in thousands December 31, Demand Deposits Savings, NOW MMDA Time 2002 $61,900 $32,100 $97,400 $96,200 2001 $46,000 $31,000 $19,900 $62,100 2000 $36,900 $26,000 $ 9,800 $26,900
The Company and the Bank Funding Strategy Intended deposit growth should produce the following distribution: 20% in demand deposits 10% in NOW/savings deposits 40% in money market deposits 30% in time deposits

Core Deposit Growth - we will define our market according to product lines. Banking centers and locations may be designated as: deposit generators target-marketed for stable interest bearing accounts lending centers traditional deposit and loan mix The Company and the Bank Funding Strategy
The Company and the Bank Funding Strategy Funding strategies will be aligned with: earning asset repricing market rate sensitivity duration of the assets The Bank's community banking delivery system: To be redesigned into a hybrid high service/high tech banking centers beginning in mid-2003. Additional full-service banking center in Corona in early 2003.

Convert Manhattan Beach Loan Production Office full-service private banking center targeting the professional and small business marketplace in the Manhattan Beach region in late 2003. New Loan Production Office in late 2003 preferably in the Anaheim/Irvine marketplace to support its commercial lending and Orange County SFR construction lending opportunities. The Company and the Bank Funding Strategy
The principal operating areas of the Bank are: Community Banking Centers Specialty Operating Groups (SFR coastal construction, SFR tract construction, SBA lending, and Religions Financial services) Credit Administration Administrative Services Corporate Services The Company and the Bank Operating Support

2002 operating year - salary, benefits and incentives $5.1 million, or 47% of the Bank's total overhead base of $10.8 million. 2001 operating year - salary, benefits and incentives $4.3 million, or 50% of the Bank's total overhead base of $8.3 million. 2000 operating year - salary, benefits and incentives $3.3 million, or 43% of the Bank's total overhead base of $7.7 million. The Company and the Bank Operating Support
The Company and the Bank Summary Thoughts Vineyard National Bancorp has emerged as a growth financial stock. Vineyard Bank has defined itself as a bank unique in Creativity, Ingenuity and Flexibility - Our Stated Values. The Bank has assembled talented, and well-established professionals driven on value-added, relationship banking. The Company has delivered exceptional returns to its shareholders, while providing exceptional rewards to its employees as a by-product of aligned interests.